BP Capital TwinLine Energy Fund
BP Capital TwinLine MLP Fund

Supplement dated September 10, 2015 to the Statement of Additional Information (“SAI”)
dated February 27, 2015

This supplement supersedes the supplement dated June 2, 2015 to the SAI dated February 27, 2015.

Effective immediately, the third paragraph of the section titled, “Portfolio Holdings Information” on page B-30 of the SAI has been revised to read as follows:

Disclosure of each Fund’s complete portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal period covered by the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Funds also disclose their Top 10 holdings on their website at www.bpcfunds.com within 30 days of the calendar quarter end.  The Funds may provide separately to any person, including rating and ranking organizations such as Lipper and Morningstar, each Fund’s holdings commencing at the same time that it is filed with the SEC.

Please retain this Supplement with the SAI.